UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019

FORTY SEVEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38554	47-4065674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 O’Brien Drive, Suite A Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

(650) 352-4150

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2018 Bonuses

On January 23, 2019, the Compensation Committee of the board of directors of Forty Seven, Inc. reviewed the achievement of Forty Seven’s corporate performance goals under its bonus program for 2018 in determining the amounts earned by our Chief Executive Officer and each other “named executive officer” (as defined under applicable securities laws). Our 2018 corporate goals related to the advancement of our clinical trials and preclinical programs, business and corporate development objectives, collaboration objectives and financial management objectives. The individual performance goals consisted of a subjective assessment of each named executive officer’s individual contributions to Forty Seven. The final determination was based upon the achievement of corporate performance goals. The Compensation Committee determined that Drs. McCamish, Takimoto and Gibbs were entitled to 100% of their target bonuses. The following table sets forth the target bonuses earned in 2018, which will be paid during 2019:

Name	2018 Target Bonus
Mark A. McCamish, M.D. President and Chief Executive Officer	$181,430
Chris H. Takimoto, M.D. Chief Medical Officer	$120,680
Craig S. Gibbs, Ph.D. Chief Business Officer	$100,420

2019 Bonus Plan and Salary Increases

On January 23, 2019, the Compensation Committee approved an amended and restated annual bonus plan, as well as annual salaries and target bonus percentages for 2019 for our Chief Executive Officer and each other “named executive officer.” A copy of the amended and restated annual bonus plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The 2019 annual target bonus will be based upon the achievement of corporate performance goals (70%) and individual performance goals (30%) except that Dr. McCamish’s annual performance bonus will be based solely upon the achievement of corporate performance goals. Our 2019 corporate goals relate to the advancement of our clinical trials and preclinical programs, and business, organizational and financial management objectives. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Forty Seven. The following table sets forth the base salary and target bonus percentages for 2019:

Name	2019 Base Salary	Target Bonus %
Mark A. McCamish, M.D. President and Chief Executive Officer	$520,000	45%
Chris H. Takimoto, M.D. Chief Medical Officer	$425,000	35%
Craig S. Gibbs, Ph.D. Chief Business Officer	$380,000	35%

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Annual Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forty Seven, Inc.
Dated: January 29, 2019
	By:	/s/ Mark A. McCamish
Mark A. McCamish, M.D.
President and Chief Executive Officer